SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Amendment No. 1 to
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2009

INTERNATIONAL STEM CELL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51891	20-4494098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2595 Jason Court, Oceanside, California 92056
(Address of principal executive offices, including zip code)

(760) 940-6383
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Explanatory Note: This amendment is being filed to clarify the disclosure in Item 1.01 and to add an exhibit. The other portions of the Form 8-K remain in effect, and have not been included in this amendment.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 30, 2009, to obtain funding for working capital and advancement of its science, International Stem Cell Corporation (the “Company”) entered into a Preferred Stock Purchase Agreement (the “Agreement”) with a biotechnology-focused fund (the “Investor”) to sell for up to five million dollars ($5,000,000) up to five hundred (500) shares of a newly authorized, non-convertible, Series E Preferred Stock (“Series E Preferred”) at a price of $10,000 per Series E Preferred share. The Company will determine the time and amount of Series E Preferred to be purchased by the Investor, and may sell such shares in multiple tranches. In addition, the Company will pay to the Investor a non-refundable fee of $250,000, payable currently in shares of Company common stock (the “Fee Shares”).  As part of this transaction, we issued the purchaser a warrant to purchase 7,848,837 shares of common stock at $0.86 per share. The warrant will become exercisable based on the amount of Series E Preferred Stock that we sell; and the number of shares of stock subject to the warrant and the purchase price of those shares will be adjusted based on the market prices for the shares of common stock at the time we sell shares of Series E Preferred Stock.

The shares of Series E Preferred are being offered and sold to the Investor in a private placement transaction made in reliance upon an exemption from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. The Investor is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  EXHIBITS

Exhibit No.	Exhibit Description

10.1	Preferred Stock Purchase Agreement dated June 30, 2009*
10.2	Certificate of Designation of Preferences, Rights and Limitations of the Series E Preferred of International Stem Cell Corporation dated June 30, 2009*
99.1	Press Release dated July 6, 2009*
99.2	Warrant issued to Optimus CGII, Ltd.
___________________
* Previously filed

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Stem Cell Corporation

By:	/s/ Kenneth C. Aldrich
Kenneth C. Aldrich
Chief Executive Officer

Dated: August 20, 2009

 EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Preferred Stock Purchase Agreement dated June 30, 2009*
10.2	Certificate of Designation of Preferences, Rights and Limitations of the Series E Preferred of International Stem Cell Corporation dated June 30, 2009*
99.1	Press Release dated July 6, 2009*
99.2	Warrant issued to Optimus CGII, Ltd.
___________________
* Previously filed